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EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18
U.S.C. Section 1350, as adopted), Timothy E. Kullman, the Senior Vice President and Chief Financial Officer of PETsMART, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

      1. The Company's Annual Report on Form 10-K for the period ended February 2, 2003, to which this Certification is attached as Exhibit
            99.2 (the "Annual Report"), fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Annual Report and results of operations of the Company for the period covered by the Annual Report.

Dated:   April 14, 2003

/s/ Timothy E. Kullman
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Timothy E. Kullman
Senior Vice President and Chief Financial Officer